EXHIBIT 32.1
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                                  CERTIFICATION
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
          ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER
                       63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of National Datacomputer, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the period ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 16, 2006                     /s/ William B. Berens
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                                        William B. Berens
                                        President and Chief Executive Officer

Dated: May 16, 2006                     /s/ Bruna Bucacci
                                        ------------------------
                                        Bruna Bucacci
                                        Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.